UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2011

Accenture SCA

(Exact name of Registrant as specified in its charter)

Luxembourg	000-49713	98-0351796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

46A, Avenue J.F. Kennedy

L-1855 Luxembourg

(Address of principal executive offices)

Registrant’s telephone number, including area code: (352) 26 42 35 00

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2011, Accenture plc (“Accenture”), the general partner of Accenture SCA, issued a press release announcing certain leadership changes, including the retirement of Mark Foster, group chief executive—Global Markets & Management Consulting. Mr. Foster’s retirement will take effect on March 1, 2011.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release of Accenture, dated January 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 20, 2011	ACCENTURE SCA, represented by its general partner, Accenture plc, itself represented by its duly authorized signatory

/s/ Julie Spellman Sweet
Name: Julie Spellman Sweet

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Accenture, dated January 20, 2011